SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 2, 1998
                                  -------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibit

      Exhibit 3(ii) By-Laws, as amended to March 2, 1998, reflecting amendments to Sections 3.5 and 3.7, as described below:

      Section                       Amendment
      -------                       ---------

      3.5
      Investment Funds Committee    Amended  to  "The  board  of directors shall
                                    select the members of the  investment  funds
                                    committee and shall designate  the  chairman
                                    of the committee.  THE COMMITTEE  SHALL HAVE
                                    GENERAL  OVERSIGHT  RESPONSIBILITY  FOR THE
                                    INVESTMENT FUNDS OF  THE CORPORATION AND ITS
                                    SUBSIDIARIES.  THE COMMITTEE SHALL  SERVE AS
                                    NAMED FIDUCIARY OF ALL  CORPORATION  BENEFIT
                                    PLANS COVERED  BY  THE  EMPLOYEE  RETIREMENT
                                    INCOME SECURITY ACT OF 1974 (ERISA),  EXCEPT
                                    TO  THE  EXTENT  THAT  A  DIFFERENT  PERSON,
                                    COMMITTEE OR ENTITY IS SO DESIGNATED  BY THE
                                    DOCUMENTS   GOVERNING   SUCH   PLANS.    THE
                                    COMMITTEE  ALSO   SHALL   SERVE   AS   NAMED
                                    FIDUCIARY  OF  THE  ERISA  COVERED  EMPLOYEE
                                    BENEFIT   PLANS   OF  ANY  SUBSIDIARY OF THE
                                    CORPORATION, TO  THE  EXTENT  THE  DOCUMENTS
                                    GOVERNING  SUCH  PLANS  SO  DESIGNATE.  THE
                                    COMMITTEE SHALL  HAVE  AND MAY EXERCISE SUCH
                                    OTHER POWERS, AUTHORITY AND RESPONSIBILITIES
                                    AS  MAY  BE  DETERMINED  BY  THE   BOARD  OF
                                    DIRECTORS."

      3.7
      Executive Compensation        Amended to "The committee shall
      Committee                     determine the compensation of:
                                    (a)  employees  of the  corporation  who are
                                    directors of the corporation;  and (b) after
                                    receiving and considering the recommendation
                                    of  the  chief  executive  officer  and  the
                                    president of the  corporation,  ALL OFFICERS
                                    OF THE  CORPORATION OR ANY OTHER EMPLOYEE OF
                                    THE  CORPORATION  OR ANY OF  ITS  DIRECT  OR
                                    INDIRECT  SUBSIDIARIES who occupy such other
                                    positions  as  may  be   designated  by  the
                                    committee FROM TIME TO TIME."

                                    (third paragraph deleted)










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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    March 4, 1998
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)














































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